UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2017

DCT INDUSTRIAL TRUST INC.

DCT INDUSTRIAL OPERATING PARTNERSHIP LP

(Exact Name of Registrants as Specified in Charter)

Maryland (DCT Industrial Trust Inc.) Delaware (DCT Industrial Operating Partnership LP)	001-33201 333-195185	82-0538520 82-0538522
(State or Other Jurisdiction of Incorporation of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 17th Street, Suite 3700 Denver, CO		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 16, 2017, DCT Industrial Operating Partnership LP (the “Company”) completed its previously announced public offering of $50.0 million aggregate principal amount of its 4.500% Senior Notes due 2023 (the “Notes”) pursuant to an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Exhibit A thereto (the “Underwriters”), whereby the Company agreed to sell and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Notes.

The net proceeds to the Company are estimated to be approximately $51.1 million, after deducting underwriting discounts and commissions and estimated expenses. This amount excludes the amounts payable to the Company with respect to accrued interest on the Notes from and including October 15, 2016 to, but excluding, the delivery date. The Company intends to use the net proceeds of the offering to repay amounts outstanding under its unsecured revolving credit facility and for general corporate purposes.

The Notes were issued under an indenture, dated as of October 9, 2013, by and among the Company, as issuer, DCT Industrial Trust Inc., as guarantor, U.S. Bank National Association, as trustee, and the other parties thereto (the “Indenture”), as supplemented and amended by the First Supplemental Indenture, dated as of March 16, 2017 (the “First Supplemental Indenture”). The Company’s obligations under the Notes are fully and unconditionally guaranteed by DCT Industrial Trust Inc. and the Notes form a part of the same series as the Company’s previously issued 4.500% Senior Notes due 2023. Including the Notes issued in this offering, the aggregate principal amount of the outstanding notes of this series is $325.0 million.

The offer and sale of the Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a Registration Statement on Form S-3 (File Nos. 333-206859 and 333-206859-01) filed by the Company and DCT Industrial Trust Inc. with the Commission on September 10, 2015, as amended by the Post-Effective Amendment No. 1 filed by the Company and DCT Industrial Trust Inc. with the Commission on March 13, 2017, in the form in which it became effective on March 13, 2017. The material terms of the Notes are described in a prospectus supplement, dated March 13, 2017, filed by the Company with the Commission pursuant to Rule 424(b)(5) under the Securities Act.

Copies of the Underwriting Agreement and First Supplemental Indenture are attached hereto as Exhibits 1.1 and Exhibit 4.1, respectively, and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement and the First Supplemental Indenture.

Additionally, in connection with the filing of the Underwriting Agreement, the Company is filing the opinion and consent of its counsel, Goodwin Procter LLP, regarding the legality of the securities being registered as Exhibits 5.1 and 23.1 hereto, respectively, which are incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-206859 and 333-206859-01).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit

+1.1	Underwriting Agreement, dated March 13, 2017, by and among DCT Industrial Operating Partnership LP, DCT Industrial Trust, Inc. and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Exhibit A thereto.

+4.1	First Supplemental Indenture, dated March 16, 2017, by and among DCT Industrial Operating Partnership LP, as issuer, DCT Industrial Trust, Inc., as guarantor, and U.S. Bank National Association, as trustee.

+5.1	Opinion of Goodwin Procter LLP.

+23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.

By:	/s/ John G. Spiegleman
Name:	John G. Spiegleman
Title:	Executive Vice President and General Counsel

Date: March 16, 2017

DCT INDUSTRIAL OPERATING PARTNERSHIP LP

By: DCT Industrial Trust Inc., its general partner

By:	/s/ John G. Spiegleman
Name:	John G. Spiegleman
Title:	Executive Vice President and General Counsel

Date: March 16, 2017

Exhibit Index

Exhibit Number	Exhibit

+1.1	Underwriting Agreement, dated March 13, 2017, by and among DCT Industrial Operating Partnership LP, DCT Industrial Trust, Inc. and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Exhibit A thereto.

+4.1	First Supplemental Indenture, dated March 16, 2017, by and between DCT Industrial Operating Partnership LP, as issuer, DCT Industrial Trust, Inc., as guarantor, and U.S. Bank National Association, as trustee.

+5.1	Opinion of Goodwin Procter LLP.

+23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).